LETTER OF TRANSMITTAL
of
Vornado Realty Trust

Pursuant to Offer to Purchase
Dated November 2, 2009
3.625% Convertible Senior Debentures Due 2026
(CUSIP No. 929043AE7)
2.85% Convertible Senior Debentures Due 2027
(CUSIP No. 929042AC3)

EACH OFFER (AS DEFINED BELOW) WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON DECEMBER 1, 2009, UNLESS EXTENDED FOR THAT OFFER (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED WITH RESPECT TO THAT OFFER, THE “EXPIRATION TIME”). HOLDERS MUST VALIDLY TENDER AND NOT VALIDLY WITHDRAW THEIR DEBENTURES PRIOR TO THE APPLICABLE EXPIRATION TIME TO BE ELIGIBLE TO RECEIVE THE CONSIDERATION. TENDERS OF DEBENTURES MAY BE WITHDRAWN PRIOR TO THE APPLICABLE EXPIRATION TIME.

The Depositary for the Offers is:

Global Bondholder Services Corporation

By Regular, Registered or Certified Mail,
By Overnight Courier or By Hand

By Facsimile (For Eligible Institutions only) (212) 430-3775 Attention: Corporate Actions	65 Broadway, Suite 723 New York, New York 10006 Attention: Corporate Actions	Banks and Brokers Call: (212) 430-3774 All Others Call Toll Free: (866) 470-3900

Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a fax number other than as listed above, will not constitute a valid delivery. The method of delivery of this Letter of Transmittal, Debentures and all other required documents to the Depositary, including delivery through DTC and any acceptance or Agent’s Message delivered through ATOP (as defined below), is at the election and risk of Holders (as defined below).

This Letter of Transmittal and the instructions hereto (the “Letter of Transmittal”) and the Offer to Purchase dated November 2, 2009 (as the same may be amended or supplemented from time to time, the “Offer to Purchase”) of Vornado Realty Trust (the “Company”) constitutes the Company’s separate offers (each an “Offer” and collectively, the “Offers”) to purchase for cash any and all of the Company’s (i) 3.625% Convertible Senior Debentures due 2026, which are fully and unconditionally guaranteed by Vornado Realty L.P. (the “Partnership”), a limited partnership organized under the laws of the State of Delaware (the “2026 Debentures”) and (ii) 2.85% Convertible Senior Debentures due 2027, which are fully and unconditionally guaranteed by the Partnership (the “2027 Debentures” and together with the 2026 Debentures, the “Debentures”) at the consideration and subject to the terms and conditions set forth in the Offer to Purchase, from Holders.

Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

This Letter of Transmittal is to be completed by a Holder desiring to tender Debentures unless such Holder is executing the tender through the Automated Tender Offer Program (“ATOP”) of The Depository Trust Company (“DTC”). This Letter of Transmittal need not be completed by a Holder tendering Debentures through ATOP.

For a description of certain procedures to be followed in order to tender Debentures (through ATOP or otherwise), see “Procedures for Tendering and Withdrawing the Debentures” in the Offer to Purchase and the instructions to this Letter of Transmittal.

TENDER OF DEBENTURES

☐	CHECK HERE IF CERTIFICATES REPRESENTING TENDERED DEBENTURES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

Date Tendered:

List in the boxes below the Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Debentures will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted. This Letter of Transmittal need not be completed by Holders tendering Debentures by ATOP.

DESCRIPTION OF 2026 DEBENTURES TENDERED
3.625% Convertible Senior Debentures due 2026
(CUSIP No. 929043AE7)
Name(s) and Address(es) of Holder(s) or
Name of DTC Participant and
Participant’s DTC Account Number in		Aggregate
which 2026 Debentures are Held (Please fill	Certificate	Principal	Principal Amount
in, if blank)	Number(s)*	Amount Represented	Tendered**

* Need not be completed by Holders tendering by book-entry transfer or in accordance with DTC’s ATOP procedure for transfer (see below).
** Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the 2026 Debentures described above is being tendered.

If not already printed above, the name(s) and address(es) of the registered Holder(s) should be printed exactly as they appear on the certificate(s) representing 2026 Debentures tendered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of the 2026 Debentures.

DESCRIPTION OF 2027 DEBENTURES TENDERED
2.85% Convertible Senior Debentures due 2027
(CUSIP No. 929042AC3)
Name(s) and Address(es) of Holder(s) or
Name of DTC Participant and
Participant’s DTC Account Number in
which 2027 Debentures are Held (Please fill	Certificate	Aggregate Principal	Principal Amount
in, if blank)	Number(s)*	Amount Represented	Tendered**

* Need not be completed by Holders tendering by book-entry transfer or in accordance with DTC’s ATOP procedure for transfer (see below).
** Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the 2027 Debentures described above is being tendered.

If not already printed above, the name(s) and address(es) of the registered Holder(s) should be printed exactly as they appear on the certificate(s) representing 2027 Debentures tendered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of the 2027 Debentures.

No Offers are being made to, nor will tenders of Debentures be accepted from or on behalf of, Holders in any jurisdiction in which the making or acceptance of any Offers would not be in compliance of the laws of such jurisdiction.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Vornado Realty Trust (the “Company”), a fully integrated real estate investment trust organized under the laws of the State of Maryland, upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase (collectively, the “Offer Documents”), receipt of which is hereby acknowledged, the principal amount or amounts of Debentures indicated in the tables above under the caption headings “Description of 2026 Debentures Tendered” and “Description of 2027 Debentures Tendered”, under the column heading “Principal Amount Tendered” within each such table (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Debentures described in each such table). The undersigned represents and warrants that the undersigned agrees to all of the terms and conditions in the Offer Documents.

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Debentures tendered herewith in accordance with the terms and subject to the conditions of the Offers, the undersigned hereby:

•	irrevocably sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Debentures tendered hereby;

•	waives any and all other rights with respect to such Debentures (including, without limitation, any existing or past defaults and their consequences in respect of such Debentures and the indenture under which the Debentures were issued);

•	releases and discharges the Company and Vornado Realty L.P., a Delaware limited partnership (the “Partnership”), from any and all claims the undersigned may have now, or may have in the future arising out of, or related to, such Debentures, including, without limitation, the Partnership’s guarantee of the Debentures any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Debentures, to convert the Debentures into cash or cash and common shares, to participate in any redemption of such Debentures or be entitled to any of the benefits under the indenture under which the Debentures were issued; and

•	irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Debentures, with full powers of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

•	deliver certificates representing such Debentures, or transfer ownership of such Debentures on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company,

•	present such Debentures for transfer on the relevant security register,

•	receive all benefits or otherwise exercise all rights of beneficial ownership of such Debentures (except that the Depositary will have no rights to, or control over, funds from the Company, except as agent for the tendering Holders, for the applicable Consideration and any Accrued Interest for any tendered Debentures that are purchased by the Company), and

•	deliver to the Company this Letter of Transmittal,

all upon the terms and conditions of the Offers as described in the Offer to Purchase.

If the undersigned is not the holder of the Debentures (each, a “Holder”, and collectively, “Holders”) listed in the boxes above under the captions “Description of 2026 Debentures Tendered” and “Description of 2027 Debentures Tendered”, in each case under the column heading “Principal Amount Tendered” or such Holder’s legal representative or attorney-in-fact (or, in the case of Debentures held through DTC, the DTC participant for whose account such Debentures are held), then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to tender such Debentures on behalf of the Holder thereof, and such proxy is being delivered with this Letter of Transmittal.

The undersigned acknowledges and agrees that a tender of Debentures pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and an acceptance of such Debentures by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer to Purchase and this Letter of Transmittal. Such agreement will be governed by, and construed in accordance with, the laws of the State of New York.

The undersigned understands that, under certain circumstances and subject to the certain conditions specified in the Offer Documents (each of which the Company may waive, other than those dependent upon the receipt of necessary government approvals, prior to the applicable Expiration Time), the Company may not be required to accept for payment any of the Debentures tendered. Any Debentures not accepted for payment will be returned promptly to the undersigned at the address set forth above unless otherwise listed in one of the boxes below labeled “A. Special Issuance/Delivery Instructions.”

The undersigned hereby represents and warrants and covenants that:

•	the undersigned has full power and authority to tender, sell, assign and transfer the Debentures tendered hereby;

•	when such tendered Debentures are accepted for payment and paid for by the Company pursuant to the Offers, the Company will acquire good title thereto, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind; and

•	the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Debentures tendered hereby.

No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned and any subsequent transferees of the Debentures.

In consideration for the purchase of the Debentures pursuant to the Offers, the undersigned hereby waives, releases, forever discharges and agrees not to sue the Company, the Partnership, and their former, current or future trustees, officers, employees, agents, subsidiaries, affiliates, shareholders, predecessors, successors, assigns or other representatives as to any and all claims, demands, causes of action and liabilities of any kind and under any theory whatsoever, whether known or unknown (excluding any liability arising under U.S. federal securities laws in connection with the Offers), by reason of any act, omission, transaction or occurrence, that the undersigned ever had, now has or hereafter may have against the Company as a result of or in any manner related to:

•	the undersigned’s purchase, ownership or disposition of the Debentures pursuant to the Offers; and

•	any decline in the value thereof up to and including the applicable Payment Date (and thereafter, to the extent the Holder retains Debentures).

Without limiting the generality or effect of the foregoing, upon the purchase of Debentures pursuant to the Offers, the Company shall obtain all rights relating to the undersigned’s ownership of Debentures (including, without limitation, the right to all interest payable on the Debentures) and any and all claims relating thereto.

Unless otherwise indicated herein under “A. Special Issuance/Delivery Instructions”, the undersigned hereby requests that any Debentures representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the undersigned (and, in the case of Debentures tendered by book-entry transfer, by credit to the account of DTC). Unless otherwise indicated herein under “B. Special Payment Instructions”, the undersigned hereby request(s) that any checks for payment to be made in respect of the Debentures tendered hereby be issued to the order of, and delivered to, the undersigned.

In the event that a “A. Special Issuance/Delivery Instructions” box is completed, the undersigned hereby request(s) that any Debentures representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that the Company has no obligation pursuant to a “A. Special Issuance/Delivery Instructions” box to transfer any Debentures from the names of the registered Holder(s) thereof if the Company does not accept for purchase any of the principal amount of such

Debentures so tendered. The right to have Debentures registered and delivered in accordance with “A. Special Issuance/Delivery Instructions” is subject any limitations or requirements of the indenture governing the Debentures. In the event that a “B. Special Payment Instructions” box is completed, the undersigned hereby request(s) that checks for payment to be made in respect of the Debentures tendered hereby be issued to the order of, and be delivered to, the person(s) at the address(es) therein indicated, subject to provision for payment of any applicable taxes being made.

2026 DEBENTURES

A. SPECIAL ISSUANCE/DELIVERY
INSTRUCTIONS
(See Instructions 1, 2 and 6)

To be completed ONLY if 2026 Debentures in a principal amount not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of 2026 Debentures Tendered” within this Letter of Transmittal.

Name:
(Please Print)

Address:

(Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 herein)

☐	Check here to direct a credit of 2026 Debentures not tendered or not accepted for purchase delivered by book-entry transfer to an account at DTC.

DTC Account No.

Number of Account Party:

B. SPECIAL PAYMENT
INSTRUCTIONS
(See Instructions 1, 2, 3 and 6)

To be completed ONLY if checks are issued payable to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of 2026 Debentures Tendered” within this Letter of Transmittal.

Name:
(Please Print)

Address:

(Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 herein)

2027 DEBENTURES

A. SPECIAL ISSUANCE/DELIVERY
INSTRUCTIONS
(See Instructions 1, 2 and 6)

To be completed ONLY if 2027 Debentures in a principal amount not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of 2027 Debentures Tendered” within this Letter of Transmittal.

Name:
(Please Print)

Address:

(Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 herein)

☐	Check here to direct a credit of 2027 Debentures not tendered or not accepted for purchase delivered by book-entry transfer to an account at DTC.

DTC Account No.

Number of Account Party:

B. SPECIAL PAYMENT
INSTRUCTIONS
(See Instructions 1, 2, 3 and 6)

To be completed ONLY if checks are issued payable to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of 2027 Debentures Tendered” within this Letter of Transmittal.

Name:
(Please Print)

Address:

(Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 herein)

PLEASE COMPLETE AND SIGN BELOW

(This page is to be completed and signed by all tendering Holders except Holders executing the tender through DTC’s ATOP system.)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Debentures listed in the boxes above labeled “Description of 2026 Debentures Tendered” or “Description of 2027 Debentures Tendered”, in each case under the column heading “Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Debentures described in each such box).

Signature(s):

(Must be signed by the registered Holder(s) exactly as the name(s) appear(s) on certificate(s) representing the tendered Debentures or, if the Debentures are tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of such Debentures. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 1.)

Dated:

Name(s):
(Please Print)

Capacity (Full Title):

Address:

(Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

(REMEMBER TO COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9
OR APPROPRIATE W-8, AS APPLICABLE)

MEDALLION SIGNATURE GUARANTEE
(ONLY IF REQUIRED — SEE INSTRUCTIONS 1 AND 2)

Authorized Signature of Guarantor:

Name of Firm:

Address:

Area Code and Telephone Number:

[Place Seal Here]

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.  Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements.  If this Letter of Transmittal is signed by the registered Holder(s) of the Debentures tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificates, without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Debentures tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Debentures.

If any of the Debentures tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Debentures tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any Debentures or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered Holders of the Debentures tendered hereby, no endorsements of Debentures or separate instruments of transfer are required unless payment is to be made, or Debentures not tendered or purchased are to be issued, to a person other than the registered Holders, in which case signatures on such Debentures or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

Unless this Letter of Transmittal is signed by the Holder(s) of the Debentures tendered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of such Debentures), such Debentures must be endorsed or accompanied by appropriate instruments of transfer, and be accompanied by a duly completed proxy entitling the signer to tender such Debentures on behalf of such Holder(s) (or such participant), and each such endorsement, instrument of transfer or proxy must be signed exactly as the name or names of the Holder(s) appear on the Debentures (or as the name of such participant appears on a security position listing as the owner of such Debentures); signatures on each such endorsement, Instrument of transfer or proxy must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

2.  Signature Guarantees.  Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the Debentures tendered hereby are tendered by a Holder (or by a participant in DTC whose name appears on a security position listing as the owner of such Debentures) that has not completed a box entitled “A. Special Issuance/Delivery Instructions” or a box entitled “B. Special Payment Instructions” on this Letter of Transmittal. See Instruction 1.

3.  Transfer Taxes.  If Debentures not tendered or purchased are to be registered in the name of any persons other than the Holders, the amount of any transfer taxes (whether imposed on the Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

4.  Requests for Assistance or Additional Copies.  Any questions or requests for assistance or additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Information Agent at its telephone number set forth on the back cover of the Offer to Purchase. A Holder may also contact the Dealer Managers at telephone numbers set forth on the back cover of the Offer to Purchase or such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offers.

5.  Partial Tenders.  Tenders of either the 2026 Debentures or 2027 Debentures will be accepted only in integral multiples of $1,000 principal amount. If less than the entire principal amount of any Debenture is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the boxes entitled “Description of 2026 Debentures Tendered” and “Description of 2027 Debentures Tendered” above. The entire principal amount of Debentures delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Debentures is not tendered, then substitute Debentures for the principal amount of Debentures not tendered and purchased pursuant to the Offers will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal promptly after the delivered Debentures are accepted for partial tender.

6.  Special Payment and Special Delivery Instructions.  Tendering Holders should indicate in the applicable box or boxes the name and address to which Debentures for principal amounts not tendered or not accepted for purchase or checks for payment of the applicable Consideration and Accrued Interest are to be sent or issued, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Debentures not tendered or not accepted for purchase will be returned, and checks for payment of the applicable Consideration and Accrued Interest will be sent, to the Holder of the Debentures tendered.

7.  Waiver of Conditions.  The Company reserves the right, in its sole discretion, to amend or waive any or all of the conditions to the Offer, other than those conditions dependent upon the receipt of necessary government approvals, on or prior to the applicable Expiration Time.

8.  Backup Withholding.  U.S. INTERNAL REVENUE SERVICE CIRCULAR 230 NOTICE: TO ENSURE COMPLIANCE WITH INTERNAL REVENUE SERVICE CIRCULAR 230, HOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES CONTAINED OR REFERRED TO IN THIS DOCUMENT OR ANY DOCUMENT REFERRED TO HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY HOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THEM UNDER THE U.S. INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS WRITTEN FOR USE IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) HOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Federal income tax law imposes “backup withholding” unless a surrendering U.S. Holder, and, if applicable, each other payee, has provided such Holder’s or payee’s correct taxpayer identification number (“TIN”) which, in the case of a holder or payee who is an individual, is his or her social security number, and certain other information, or otherwise establishes a basis for exemption from backup withholding and certifies these facts under penalties of perjury. For federal tax purposes, you are considered a U.S. Holder if you are: (1) an individual who is a U.S. citizen or U.S. resident alien; (2) a partnership, corporation, company or association created or organized in the United States or under the laws of the United States or any state thereof, including for this purpose the District of Columbia; (3) an estate (other than a foreign estate); or (4) a domestic trust (as defined in Treasury Regulations section 301.7701-7). Completion of the attached Substitute Form W-9 should be used for this purpose. If the Depositary is not provided with the correct TIN, the Holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”). Exempt Holders and payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and information reporting requirements, provided that they properly demonstrate their eligibility for exemption. Exempt U.S. holders should furnish their TIN, check the exemption in Part 2 of the attached Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. In order for a Non-U.S. Holder to qualify as an exempt recipient, that Non-U.S. Holder should submit the appropriate IRS Form W-8 (which is available from the Depositary) signed under penalties of perjury, attesting to that non-U.S. holder’s foreign status. A Non-U.S. Holder’s failure to submit the appropriate Form W-8 may require the Depositary to backup withhold 28% on any payments made pursuant to the Offers.

Failure to complete the Substitute Form W-9 may require the Depositary to backup withhold at 28% (or such other rate specified by the Internal Revenue Code of 1986, as amended (the “Code”)) of the amount of any payments made pursuant to the Offers. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the IRS on a timely basis.

A U.S. Holder (or other payee) should write “Applied For” in the space for the TIN provided on the attached Substitute Form W-9 and must also complete the attached “Certificate of Awaiting Taxpayer Identification Number” if such U.S. Holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the Depositary is not provided with a TIN by the time of payment, the Depositary may backup withhold

28% on payments made pursuant to the Offers. A U.S. Holder who writes “Applied For” in the space in Part 1 in lieu of furnishing its TIN should furnish the Depositary with such Holder’s TIN as soon as it is received.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if the Debentures are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

9.  Irregularities.  All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of Debentures pursuant to the procedures described in the Offer to Purchase and this Letter of Transmittal and the form and validity of all documents will be determined by the Company in its sole discretion. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of or payment for which may, upon the advice of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer, other than those dependent upon the receipt of necessary government approvals, and any defect or irregularity in the tender of any particular Debentures. Any determination by the Company as to the validity, form, eligibility and acceptance of Debentures for payment, or any interpretation by the Company as to the terms and conditions of the Offers, is subject to applicable law and, if challenged by Holders or otherwise, to the judgment of a court of competent jurisdiction. The Company is not obligated and does not intend to accept any alternative, conditional or contingent tenders. Unless waived, any irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company or any of its affiliates or assigns, the Depositary, the Information Agent, the Dealer Managers or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to a Holder for failure to give such notification. Tenders of Debentures will not be deemed to have been made until such irregularities have been cured or waived. Any Debentures received by the Depositary that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Depositary to the tendering Holders, as promptly as practical following the Expiration Time.

10.  Mutilated, Lost, Stolen or Destroyed Certificates for Debentures.  Any Holder whose certificates for Debentures have been mutilated, lost, stolen or destroyed should contact the Depositary at the address or telephone number set forth on the back cover of this Letter of Transmittal to receive information about the procedures for obtaining replacement certificates for Debentures.

PAYER’S NAME: GLOBAL BONDHOLDER SERVICES CORPORATION
SUBSTITUTE	Name (as shown on your income tax return)

FORM W-9	Business Name, if different from above

Department of the Treasury Internal Revenue Service	Check appropriate box:
☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other
Payer’s Request for Taxpayer	Address
Identification Number (“TIN”)

and Certification
City, state, and ZIP code

	Part 1 — Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For.”	Social Security Number OR Employer Identification Number

PART 2 — For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding ☐

PART 3 — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS stating that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out item 2.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
SIGNATURE DATE

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature        Date   , 2009

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer — Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Code.

GIVE THE NAME
AND SOCIAL SECURITY
NUMBER or EMPLOYER
IDENTIFICATION
For this type of account:		NUMBER of —
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)
6.	Disregarded entity not owned by an individual	The owner

GIVE THE NAME
AND EMPLOYER
IDENTIFICATION
For this type of account:		NUMBER of —
7.	A valid trust, estate, or pension trust	Legal entity(4)
8.	Corporation or LLC electing corporate status on Form 8832	The corporation or LLC
9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership or LLC
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form

A person who is required to file an information return with the Internal Revenue Service (the “IRS”) must get your correct Taxpayer Identification Number (“TIN”) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Businesses Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an Individual taxpayer identification number (“ITIN”), or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing “Applied For” on the form means that you have already applied for a TIN or that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	An organization exempt from tax under section 501(a), or an individual retirement account (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX IN PART 2 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice.  Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

In order to tender, a Holder should send or deliver a properly completed and signed Letter of Transmittal, certificates for Debentures and any other required documents to the Depositary at the address set forth below or tender pursuant to DTC’s Automated Tender Offer Program.

The Depositary for the Offers is:

Global Bondholder Services Corporation

By Regular, Registered or Certified Mail,
By Overnight Courier or By Hand

By Facsimile (For Eligible Institutions only) (212) 430-3775 Attention: Corporate Actions	65 Broadway, Suite 723 New York, New York 10006 Attention: Corporate Actions	Banks and Brokers Call: (212) 430-3774 All Others Call Toll Free: (866) 470-3900

Any questions or requests for assistance may be directed to the Dealer Managers at the address and telephone numbers set forth below. Additional copies of the Offer to Purchase or this Letter of Transmittal may be obtained from the Information Agent at the address or telephone numbers set forth below. A Holder may also contact such Holder’s broker, dealer, custodian bank, depository, trust company or other nominee for assistance concerning the Offers.

The Information Agent for the Offers is:

Global Bondholder Services Corporation

65 Broadway, Suite 723
New York, New York 10006
Banks and Brokers Call Collect: (212) 430-3774
All Others Call Toll Free: (866) 470-3900

The Dealer Managers for the Offers are:

BofA Merrill Lynch	Goldman, Sachs & Co.
Debt Advisory Services 214 N. Tryon Street, 17th Floor Charlotte, North Carolina 28255 Toll Free: (888) 292-0070 Collect: (980) 388-4603	Liability Management Group 1 New York Plaza New York, New York 10004 Toll Free: (800) 828-3182 Collect: (212) 902-5183